UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

January 21, 2022

LIPOCINE INC.

(Exact name of registrant as specified in its charter)

Commission File No. 001-36357

Delaware	99-0370688
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

675 Arapeen Drive, Suite 202

Salt Lake City, Utah 84108

(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (801) 994-7383

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	LPCN	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Chief Financial Officer

On January 17, 2022, Morgan Brown provided Lipocine, Inc. (the “Company”) with notice of his intent to resign from his position as Executive Vice President and Chief Financial Officer of the Company, effective as of January 31, 2022. Mr. Brown’s resignation is not a result of any disagreement with the Company or its Board of Directors, or any matter relating to the Company’s operations, policies, or practices. The Company has commenced a search process to identify Mr. Brown’s successor. Upon the effective date of Mr. Brown’s resignation, Mahesh Patel, the Company’s President and Chief Executive Officer, will serve as the Company’s Principal Financial Officer on an interim basis until Mr. Brown’s successor is appointed. Information regarding Dr. Patel’s background and compensation can be found in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 27, 2022.

Appointment of Principal Accounting Officer

On January 19, 2022, the Board of Directors of the Company appointed Krista Fogarty, the Company’s Corporate Controller, to also serve as the Principal Accounting Officer of the Company.

Ms. Fogarty, age 54, has served as our Corporate Controller since October 2018. Ms. Fogarty previously served as Chief Financial Officer at Alternative Behavior Strategies, a provider of ABA therapy services from 2017 to 2018, and as Controller and Associate VP Business Operations at Navigen, a pharmaceutical discovery and drug development company, from 2016 to 2017. Prior to that she served as VP Finance at Lineagen, a personal genomics and biotechnology company from 2013 to 2016. Ms. Fogarty also previously served as Corporate Controller at NPS Pharmaceuticals, a biotechnology company. Ms. Fogarty received a B.S. in Accounting from Utah State University and also received a MAcc from Utah State University.

Ms. Fogarty participates in the Company’s 2014 Equity and Incentive Plan and cash bonus plan on the same terms as other participants in such plans.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIPOCINE INC.

Date:	January 21, 2022	By:	/s/ Mahesh V. Patel
Mahesh V. Patel
President and Chief Executive Officer